UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): November 10, 2005

DEVCON INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 East Newport Center Drive, Suite 201

Deerfield Beach, Florida 33442

(Address of principal executive office)

Registrant’s telephone number, including area code (954) 429-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A amends and supplements a current report on Form 8-K filed by Devcon International Corp., a Florida corporation (“Devcon”), through Devcon Security Holdings, Inc. (“Devcon Security”), one of its wholly owned subsidiaries, on November 16, 2005 in connection with the purchase on November 10, 2005 of all of the issued and outstanding capital stock of Coastal Security Company, a Delaware corporation (“CSC”).

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following financial statements filed as Exhibit 99.1 hereto are incorporated herein by reference:

(b) Pro Forma Financial Information

The following financial statements filed as Exhibit 99.2 hereto are incorporated herein by reference:

Exhibit 99.2 Page
Devcon International Corp. — Pro Forma Condensed Consolidated Financial Statements
Unaudited Pro Forma Condensed Consolidated Financial Statements – Basis of Presentation	1
Pro Forma Consolidated Balance Sheet as of September 30, 2005 (Unaudited)	2
Pro Forma Consolidated Statement of Operations for the twelve months ended December 31, 2004 (Unaudited)	3
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2005 (Unaudited)	4
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	5

(c) Exhibits

Exhibit No.	Document
10.1	Stock Purchase Agreement, dated as of November 10, 2005, by and among Topspin Associates, L.P., Bariston Investments, LLC, Sheldon E. Katz, Mike McIntosh, Christopher E. Needham (collectively, the “Sellers”), Bariston Partners, LLC and Topspin Management, LLC (as “Sellers’ Representatives”) and Devcon Security Holdings, Inc. (incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2005).

10.2	Credit Agreement, dated as of November 10, 2005, by and among Devcon Security Holdings, Inc., Devcon Security Services Corp., Coastal Security Company, Coastal Security Systems, Inc. and Central One, Inc., as Borrowers, and CapitalSource Finance LLC, as Agent and Lender (incorporated by reference to Exhibit 10.2 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2005).

10.3	Bridge Loan Agreement, dated as of November 10, 2005, by and among, Devcon Security Holdings, Inc., Devcon Security Services Corp., Coastal Security Company, Coastal Security Systems, Inc. and Central One, Inc., each as a Borrower, and CapitalSource Finance LLC, as Lender (incorporated by reference to Exhibit 10.3 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2005).

10.4	Guaranty, dated as of November 10, 2005, between Devcon International Corp. and CapitalSource Finance LLC (incorporated by reference to Exhibit 10.4 filed with the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2005).

23.1	Consent of Goldstein Schechter Price Lucas Horwitz & Co. P.A.

99.1	Coastal Security Company Consolidated Financial Statements.

99.2	Devcon International Corp. Unaudited Condensed Consolidated Pro Forma Data.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Date: January 26, 2006	By:	/s/ Stephen J. Ruzika
Stephen J. Ruzika
Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Goldstein Schechter Price Lucas Horwitz & Co. P.A.

99.1	Coastal Security Company Consolidated Financial Statements

99.2	Devcon International Corp. Unaudited Condensed Consolidated Pro Forma Data

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